UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2003

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-411-4932

Not applicable

(Former name or former address, if changed since last report)

Item 7:    Financial Statements and Exhibits

On May 5, 2003, Wells Fargo & Company issued its High Point Average NotesSM, Notes Linked to the Dow Jones Industrial AverageSM due May 5, 2010. The purpose of this Current Report is to file with the Securities and Exchange Commission the form of the Note related to such issuance.

(c)	Exhibits

4.1	Form of Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 5, 2003

WELLS FARGO & COMPANY

By	/s/ RICHARD D. LEVY
Richard D. Levy Senior Vice President and Controller

Index to Exhibits

Exhibit No.	Description	Method of Filing
4.1	Form of Note	Electronic Transmission

4